UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2020

CANNA CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-55788	46-3289369
(State of Incorporation)	(Commission File Number)	IRS Employer ID No.

8358 West Oakland Park Blvd.

Suite 300

Sunrise, Florida 33323

(Address of Principal Executive Offices)

954-406-0750

(Registrant's Telephone Number including Area Code)

 20200 Dixie Highway

Suite 906

Miami, Florida 33180

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition Agreement

On January 16, 2020, Canna Corporation, (the “Company” or the “Registrant”) entered into an agreement attached hereto as Exhibit 10.1 (the “Acquisition Agreement”), to acquire the majority ownership interest of Agra Nutraceuticals Corporation (“Agra”), a Colorado corporation, having a registered business address of 67 SW 12th Ave, Ste 500, Deerfield Beach, Florida 33442. Pursuant to the Acquisition Agreement the Company acquires seventy-seven and one-half percent (77.5%) of the issued and outstanding shares of common stock of Agra to be transferred to it from the majority shareholder of Agra, SBS Eco Trust. In consideration of the acquisition of the Agra shares, Dror Svorai, the Registrant’s majority shareholder, President, CEO and sole officer and director will transfer his 803,000 shares of the Registrant’s Series A Preferred Stock and 197,000,000 shares of its common stock to SBS Eco Trust (“the Acquisition”.

In connection with the Acquisition Agreement, the Company underwent a change of control. As a result of the Acquisition, the SBS Eco Trust, whose trustee is Esther Bittelman, an individual, and Secretary of Agra, became controlling and majority shareholder of the Registrant (the “Change of Control”).

As a result of entry into the Acquisition Agreement, Mr. Svorai resigned at the end of the business day on January 17, 2020, following the appointments and acceptances by the new officers and directors of the Registrant as set forth in Item 5.025, below. Going forward, Agra will be operated as a majority-owned subsidiary of the Company. The Acquisition will become effective 20 days following the mailing of an Information Statement to shareholders pursuant to Schedule 14. At the time of this filing, the record date of the Acquisition has not been established.

There are a total of 1,000,000 shares designated as Series A Preferred Stock. Each share of Series A Preferred converts to 1,000 shares of common. Each share of the Series A Series A Preferred Stock has the voting rights equivalent of 20,000 shares of common stock (identical in every other respect to the voting rights of the holders of common stock entitled to vote at any regular or special meeting of the shareholders).

Agra Nutraceuticals Corporation

Agra Nutraceuticals Corporation, a Colorado corporation, historically has operated hardwood timber plantations (SIC Code 0851 – Forestry Services), in Brazil which require a growth period of approximately 20 years prior to harvesting. Therefore, from 2008 to 2019, it had minimal financial activity other than payment of local property taxes and miscellaneous costs.

In 2012, Agra’s board of directors elected to implement a new “Carbon Credit” business model utilizing a certification process for the aggregation and sale of carbon credits via a methodology known as the “VCS”, or “Verified Carbon Standard.” As part of the requirement of qualifying for VCS, Agra engaged Apply auditors to verify that its Brazilian timberland assets to be used under its VCS project. Agra also hired an expert in timber valuation to perform a new inspection of the Brazil property, an assessment of its inventory of timber species and state of growth, utilizing a satellite topography survey to help with the calculation of the value of the timberland in terms of carbon credits. Agra’s strategic intent was to sell the carbon credits at an auction held by the State of California in accordance with the passage of a California law requiring companies to offset their individual carbon pollution with “Carbon Credits,” as established by a memorandum of understanding by and between the State of California and Acre, Brazil, and in connection with the State of California’s passage of mandatory carbon tax laws to take effect in 2015.

As a result of the California Carbon Credit Program and with the intent to use it to monetarize the Brazilian timberland, Agra hired Yaacov Vaknin, Esq., a Florida attorney (“Vaknin’) and expert on Forestry Project in Brazil and Carbon Credits. Vaknin ordered a new satellite topography appraisal of the Norwest timberland and assessment of the timber species present, On behalf of Agra, Vaknin submitted all the required documents and verification to the VCS project and, after another year of VCS project verification, Agra’s VCS project was granted a listing in 2014 under a “Group Status,” one of the highest standards granted companies by the VCS. To view a copy of Agra’s database filing, as updated and in effect as of January 2020, under the heading the “IWC Projects”, go to:

https://www.vcsprojectdatabase.org/#/pipeline_details/PL1027

In late 2019, Agra determined that hemp as a commercial crop sequesters an estimated 10 times more carbon than the traditional plantings with which the Company planned to re-forest harvested property in Brazil. As a result, the Registrant is updating its filed VCS plan to show a significant incremental Carbon Credit certification opportunity via the replanting of harvested timberland with hemp in its properties in Brazil.

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As of the date of this report filed on Form 8-K, Agra Nutraceuticals Corporation continues in the forestry services business while it develops its VCS project and works on a further expansion of its business models into the hemp and cannabis sectors on an international basis.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 regarding the issuance of shares of our preferred stock is incorporated into this Item 3.02 by reference. The offer and sale of such securities were made only to “accredited investors” (as defined by Rule 501 under the Securities Act) in reliance upon exemptions from registration under the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and corresponding provisions of state securities laws.

The information contained in this Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the Company’s common stock or any other securities of the company, but merely included to disclose the terms of the transaction mentioned herein.

ITEM 5.01	CHANGE OF CONTROL OF REGISTRANT

The information set forth in Items 1.01 and 3.02 regarding the transfer of shares of the Registrant’s preferred stock with supermajority voting rights, and common stock, is incorporated into this Item 5.01 by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 17, 2020, Dror Svorai resigned as President and Chief Executive Officer, and a director of the Registrant. Mr. Svorai will no longer be connected to the Company and does not, and will not, hold any employment or consulting position with the Company subsequent to his departure, nor hold any equity interest or debt obligations of the Registrant. Mr. Svorai’s resignation was not the result of any disagreement with the policies, practices or procedures of the Company but was the result of the Change of Control of the Registrant. A copy of Mr. Svorai’s resignation is attached as Exhibit 17.1. Prior to his resignation, Mr. Svorai the following new officers and directors of the Registrant:

Name	Position
Sacha Alessandro Ceruti	President and CEO, Director
Daniel Rodgers	Treasurer, Director
Esther Bittelman	Secretary, Director
Devin Avery	Director
Syed Rizvi	Director
David Lilly	Director

The following states the individual business experience of each of the aforementioned new officers and directors:

Sacha Alessandro Ceruti, age 43, Director, President and CEO, is a 10-year cannabis industry professional who has over 25 years of business experience. He is an industry acknowledged expert in both commercial hemp and cannabis genetics and cultivation and is held in high regard for his work ethic, industry knowledge, and his ability to efficiently scale up production through genetic selection, work process implementation, and a personal hands-on approach to business.

He operates Creative Canna Consulting and Phyto Consulting as each company’s CEO, and recently headed a consulting team for Stanley Brothers and Charlotte’s Web. He also works in direct partnership with the Stanley Brothers’ cannabis company that is pursuing a license application for cultivation in Spain. He has written and obtained licenses for growing hemp and cannabis in several countries and US states. In addition, he frequently partners with such companies as CW Hemp - Charlotte’s Web, Bhang Chocolate, The Hemp Exchange and Dutch Passion Cannabis Breeding. Independently, Mr. Ceruti operates privately-held cultivation properties in the south of Spain and distribution operations in the state of Florida.

For the Registrant, Mr. Ceruti is in charge of developing its Hemp Carbon Credit Project in Brazil.

Daniel Rogers, age 46, is a Director and Treasurer of the Registrant. He has over 10 years executive experience with regulated cannabis companies in 7 states, with broad experience in management and operations of complicated structures and processes in regulated industries. He has over 20-years finance and accounting experience, and has been a previous FDIC licensed bank auditor. He is past Chairman of the State of Colorado Marijuana Industry Group’s Banking / Finance Subcommittee, and was named one of 20

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most influential people in cannabis by the International Business Times – April, 2015. He holds a Seattle Central College Medical Marijuana Consultant Certificate, and serves as a member of the board of directors of various cannabis companies.

Esther Bittelman, age 89, is a Director of a privately-held group of Brazilian companies owned by Juesvi Production Company, a British West Indies corporation, originally controlled by her father, Salvador Behar. Esther Bittelman assumed control of these companies after the death of Jack Bittelman, her husband. In addition, Esther has been President of various, other privately-held US companies.

Devin Avery, age 57, PhD, is President of Skywater International, Inc. and was the past founding President of the South Florida Economic Foundation, and Vice President of Island Sky. Prior to that he was Strategic Development Manager for the Broward County, Florida, Office of Economic Development.

Syed Rizvi, age 42, Ph.D., M.S., M.B.A. From 2018-Present, he is Assistant Professor, School of Pharmacy, Hampton University, Hampton, Virginia. He is also currently Associate Research Scholar, Division of Clinical & Translational Research, Larkin Community Hospital, South Miami, FL. Previously, he was Clinical Research Director, UHI CommunityCare Clinic, Opa-locka, FL and at JAS Medical Management, Miramar, FL. From 2014-2018, Mr. Rizvi was Adjunct Professor, Physical Sciences & Wellness, Broward College (A. Hugh Adams Central Campus), Davie, FL, and from 2011-2018, Assistant Professor, Department of Pharmaceutical Sciences, College of Pharmacy, Nova Southeastern University (NSU), Ft. Lauderdale, FL.

David Lilly, age 82, is a retired attorney who incorporated the original predecessor of Agra Nutraceuticals Corporation and has been a Director of it since its formation.

Director Independence

Our board of directors is currently composed of six members, of which three members are independent directors in accordance with the published listing requirements of the NASDAQ Global Market. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director, nor any of his family members has engaged in various types of business dealings with us. In addition, our board of directors has not made a subjective determination as to each director that no relationships exist which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, though such subjective determination is required by the NASDAQ rules. Had our board of directors made these determinations, our board of directors would have reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management.

Involvement in Legal Proceedings

To our knowledge, there have been no material legal proceedings during the last ten years that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of any of our directors or executive officers.

Potential Conflicts of Interest

We are not aware of any current or potential conflicts of interest among and between any of our officers and directors, either with their other business interests or with their individual involvement with the Company.

EXECUTIVE COMPENSATION

At the time of this filing on Form 8-K, following the change of control, the new officers and directors of the Registrant have not determined their compensation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)       Exhibits:

Exhibit No.	Description

10.1	Acquisition Agreement dated January 16, 2020

17.1	Resignation of Dror Svorai dated January 17, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Canna Corporation (the “Registrant”)

a Colorado corporation

DATE: March 16, 2020

/s/Sacha Alessandro Ceruti

Name: Sacha Alessandro Ceruti

Title: Chief Executive Officer

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